Filed Pursuant to Rule 497(e)
1933 Act File No. 333-215588
1940 Act File No. 811-23226
Roundhill Ball Metaverse ETF
(the “Fund”)

Supplement dated September 19, 2025
to the
Statutory Prospectus and Summary Prospectus (together, the “Prospectuses”), each dated April 30, 2025, as supplemented

This Supplement supersedes and replaces the Supplement dated June 20, 2025

Effective upon market close on September 19, 2025 (the “Effective Date”), the Fund’s description of its principal investment strategies and certain of its principal risks are hereby revised as shown below to reflect anticipated adjustments to the composition of the Fund’s Index, the Ball Metaverse Index, the performance, before fees and expenses, of which it seeks to track.

I.Principal Investment Strategies

The second paragraph of the “Principal Investment Strategies” section in the Prospectuses is deleted in its entirety and replaced with the paragraph below.

Ball Metaverse Index

To be eligible for inclusion in the Index, issuers generally must have a market capitalization or assets under management (“AUM”), as appropriate, of at least $250 million USD (and thereafter maintain a market capitalization or AUM of $200 million USD) and average daily trading volume (“ADV”) of at least $2 million over a trailing 6-month period (or if unavailable, since the issuer’s listing date). Such issuers include foreign exchange-traded funds, and, in the future, may include domestic exchange-traded products, that primarily hold cryptocurrencies (each, a “Cryptocurrency ETF”) to the extent consistent with U.S. federal securities laws and related guidance applicable to the Fund. In addition, Cryptocurrency ETFs may invest in bitcoin, ether, tokens related to the Solana Network (“SOL”), XRP, and any other cryptocurrency eligible to be held by U.S. registered investment companies, and seek to generate income and capital appreciation through staking the underlying cryptocurrency. Cryptocurrency ETFs eligible for inclusion in the Index include both investment companies registered under the Investment Company Act of 1940 (“1940 Act”) and exchange-traded products that are not registered under the 1940 Act. Exchange-traded products that are not registered under the 1940 Act do not afford investors, including the Fund, the investor protections available under the 1940 Act. The Index Provider may determine, in its discretion, to retain a Cryptocurrency ETF in the Index should its AUM and/or ADV decline below the referenced thresholds. A committee comprised of representatives from Ball Metaverse Research Partners LLC and external subject matter experts (the “Index Committee”) analyzes issuers for their current and future potential to experience profits or earn revenue from their activities or provision of products, services, technologies, or technological capabilities to enable the Metaverse, and benefit from its generated revenues. The Metaverse Companies selected for inclusion in the Index are engaged in activities that fall into one or more of the categories described below. The categories, which may change over time as technology and consumer behavior evolve, are determined by the Index Committee through its analyses of a variety of information, including information derived from corporate announcements and filings, patent filings, third-party industry assessments, third-party usage data and metrics, scientific and technology updates, executive presentations, and consumer interviews. Currently, the seven categories and their descriptions are as follows:

II.Principal Investment Risks

Under the heading “Principal Investment Risks” in the “Fund Summary” section of the Prospectuses, the descriptions of “Cryptocurrency Risk” and “Cryptocurrency ETF Risk” are deleted in their entirety and replaced with the descriptions below, and descriptions of “Solana Risk” and “XRP Risk” are hereby added to the same section.

•Cryptocurrency Risk. While the Fund will not invest directly in cryptocurrencies, certain of the Fund’s investments in Cryptocurrency ETFs and in publicly traded securities of companies engaged in cryptocurrency-related businesses and activities are subject to fluctuations in the value of the cryptocurrencies in which they invest or to which they have exposure, and the value of such cryptocurrencies may be highly volatile. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. The value of cryptocurrencies is determined by supply and demand in the global cryptocurrency markets, which consist primarily of transactions of the respective cryptocurrencies on electronic exchanges or trading venues. Cryptocurrencies are relatively new, and their value is influenced by a wide variety of factors that are uncertain and difficult to evaluate, such as the infancy of their development, regulatory changes, a crisis of confidence, their dependence on technologies such as cryptographic protocols, their dependence on the role played by miners and developers and the potential for malicious activity (e.g., theft). Cryptocurrency generally operates without central authority (such as a bank) and is not backed by any government. Cryptocurrency is not legal tender. Currently, there is relatively limited use of cryptocurrency in the retail and commercial marketplaces, which contributes to price volatility. Federal, state and/or foreign governments may restrict the use and exchange of cryptocurrency, and regulation in the U.S. is still developing. The market price of cryptocurrencies has been subject to extreme fluctuations. If cryptocurrency markets continue to be subject to sharp fluctuations, investors may experience losses. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supranational or quasi-national organization), cryptocurrencies are susceptible to theft, loss, and destruction. Cryptocurrency exchanges and other trading venues on which cryptocurrencies trade are relatively new and, in most cases, largely unregulated and may therefore be more exposed to market manipulation, fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Investors in cryptocurrency may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Additionally, holders of cryptocurrency may not be able to access their wallets due to the loss, theft, compromise or destruction of the private keys associated with the public addresses that hold the cryptocurrency. The Fund’s indirect investment in cryptocurrency subjects it to volatility experienced by the cryptocurrency exchanges and other cryptocurrency trading venues, which may adversely affect the value of the Fund. Cryptocurrency exchanges may stop operating or permanently shut down due to fraud, technical glitches, hackers or malware, which may also affect the price of cryptocurrencies and thus the Fund’s investments in cryptocurrency-related instruments or in publicly traded securities of companies engaged in cryptocurrency-related businesses and activities.

The value of one or more cryptocurrencies may be adversely impacted if their respective networks do not develop at the pace of demand; if network participants acquire a significant share that would allow them to have unintended capabilities; and if “forks,” as discussed later in this prospectus, or similar events occur.

•Cryptocurrency ETF Risk. The Fund may invest in or have exposure to one or more Cryptocurrency ETFs to the extent consistent with U.S. federal securities laws and related guidance applicable to the Fund. Cryptocurrency ETFs are relatively new investment products, with the first domestic cryptocurrency ETFs having commenced trading in January 2024. As a result, the Cryptocurrency ETFs in which the Fund may invest may have limited financial and operating histories. To the extent the Fund invests directly in shares of a Cryptocurrency ETF, the Fund will hold shares representing a fractional undivided beneficial interest in the net assets of the Cryptocurrency ETF and bear its ratable share of the Cryptocurrency ETF’s expenses. As a result, Fund shareholders will indirectly pay the fees of any Cryptocurrency ETF to which the Fund has investment exposure in addition to the Fund’s total annual fund operating expenses. The Fund’s investment exposure to Cryptocurrency ETFs subjects the Fund to many of the same risks as an investment in the reference cryptocurrency itself, including those described elsewhere in this Prospectus. The value of interests in Cryptocurrency ETFs and their reference cryptocurrency is subject to a number of factors, including the capabilities and development of blockchain technologies, cryptocurrencies’ dependence on the internet, other technologies, and the role played by key service providers, users, developers and other facilitators (e.g., miners) and the potential for malicious activity at various stages in the cryptocurrency investment cycle. The Fund expects to purchase shares of any Cryptocurrency ETF in the secondary market at its market price, which may be highly volatile and may not closely correspond to either the NAV per share of the Cryptocurrency ETF or the price of the reference cryptocurrency. Shares of Cryptocurrency ETFs may trade at premiums (i.e., the market price of the shares is more than the NAV) or discounts (i.e., the market price of the shares is less than the NAV), which may be significant. The risk that share prices differ from a Cryptocurrency ETF’s NAV and/or the price of the Cryptocurrency ETF’s reference cryptocurrency is likely to increase during times of market volatility or stressed market conditions. Under such conditions, the market for shares of Cryptocurrency ETFs may become less liquid making it difficult for the Fund to either increase or decrease its investment exposure to Cryptocurrency ETFs. Extreme volatility affecting cryptocurrencies may persist for extended periods and the value of the Fund’s investment in a Cryptocurrency ETF may decline significantly without recovery. The shares of certain Cryptocurrency ETFs in which the Fund may invest or to which the Fund may have investment exposure are not registered under the 1940 Act, and therefore, do not afford the Fund the investor protections provided by the 1940 Act.

In addition, Cryptocurrency ETFs may have a limited number of financial institutions that may act as authorized participants (“APs”) and which serve as market makers and/or liquidity providers in the marketplace. To the extent that (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform such functions, shares may trade at a material discount to net asset value and could face trading halts and/or delisting.

Certain of the Cryptocurrency ETFs in which the Fund invests may engage in staking. Staking refers to the process where the holder of a particular cryptocurrency will agree to lock up the cryptocurrency for it to be used in the relevant network’s proof-of-stake validation process. In return, the holder will receive staking rewards in the form of the cryptocurrency, which represent portions of the cryptocurrency network’s transaction fees. Staking is only available to cryptocurrencies that utilize the proof-of-stake validation process.

When a Cryptocurrency ETF stakes its underlying cryptocurrency, the cryptocurrency is subject to the risks attendant to staking generally, such as illiquidity, reliance on third-party service providers, slashing, missed rewards, and validator problems and errors. Staking requires that the Cryptocurrency ETF lock up the staked cryptocurrency and become subject to an unbonding period to unstake the cryptocurrency, meaning that the Cryptocurrency ETF cannot sell or transfer the staked cryptocurrency during the time that it is staked and during which it is being unbonded. The unbonding period may be longer than anticipated based on network activity. In addition, during the unbonding period, the Cryptocurrency ETF is subject to the market price volatility of the cryptocurrency, and it may miss opportunities to sell the staked cryptocurrency during opportune times. Staking a cryptocurrency may involve the risk of slashing and concentration risk. Slashing is a penalty imposed on network validators for actions that threaten the blockchain’s integrity. Slashing serves as an enforcement mechanism to ensure network resilience, but correlated slashing events can be catastrophic. Concentration risks associated with staking include staking activities occurring through a concentrated group of software providers and cloud infrastructure providers. There are a limited number of staking software providers, and over-allocating to validators using the same software increases the risk of a single issue impacting a large amount of staked assets.

•Solana Risk. Similar to bitcoin and ether, SOL and its supporting Solana Network are relatively new innovations. The Solana Network and SOL publicly launched in 2020. SOL has increased in popularity and market value since its inception, however it is not as established or widely accepted as bitcoin or ether. Like other cryptocurrencies, SOL is subject to rapid price swings, uncertainty related to demand, and a largely unregulated but rapidly evolving ecosystem. SOL is also subject to the risks of access loss as it is dependent on the use of private keys and theft. While the Fund will seek to invest in Cryptocurrency ETFs that have adopted security procedures intended to protect its assets, there can be no assurance that those procedures will be successful in preventing such loss, theft or restriction on access. Security breaches, cyber-attacks, computer malware and computer hacking attacks have also been a prevalent concern for digital asset trading platforms on which SOL trades. The further development and acceptance of Solana is subject to a variety of factors that are difficult to evaluate, and the delayed development or a cessation of the development of the Solana Network and SOL may adversely affect the value of the Fund’s investments and its performance. A contraction in the use of SOL or its blockchain may result in increased volatility or a reduction in the price of SOL which could have a material adverse effect on the value of a Cryptocurrency ETF held by the Fund.

In addition to utilizing the proof-of-stake mechanism, the Solana Network is unique in that it also uses proof-of-history (“PoH”), which is a new timekeeping blockchain technology created to address scalability limitations associated with certain other cryptocurrency networks. PoH is not widely used, and as such may be more susceptible to undiscovered flaws than more broadly adopted technologies. In the future, there may be network-scale attacks against the Solana Network protocol, which could result in a loss of some or all of the SOL held by a Cryptocurrency ETF in which the Fund may invest.

As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation, and investors, including the Fund, may be more exposed to the risk of theft, fraud, and market manipulation than when investing in more traditional asset classes. Legal or regulatory changes also may negatively affect the operation of the Solana Network and/or restrict the use and trading of SOL. The realization of any of these risks could result in a decline in the acceptance of SOL and, consequently, a reduction in the value of the Fund’s indirect investments in SOL and the value of the Fund.

•XRP Risk. XRP is a cryptocurrency and, like other cryptocurrencies, operates without central authority or banks and is not backed by any government. XRP can be highly volatile compared to investments in traditional securities and the markets for XRP and XRP-related investments may become illiquid. XRP is a relatively new technological innovation with a limited operating history. There is a limited established performance record for the price of XRP and, in turn, a limited basis for evaluating an investment in XRP.

Unlike other digital assets such as bitcoin or ether, XRP is not and was not mined gradually over time. Instead, all 100 billion XRP tokens were created at the time of the XRP Ledger’s launch in 2012. This means that every XRP token that exists today, or will ever exist, was generated from the outset of the XRP Ledger. As a result, there is no ability for the supply of XRP to be adjusted in response to economic conditions. For instance, there is no ability for the supply of XRP to be increased to meet rising demand, which could lead to price volatility. In addition, unlike blockchains that utilize “proof-of-work” or “proof-of-stake” where miners or stakers are rewarded with newly minted coins or tokens, XRP validators are not incentivized by block rewards since there is no new issuance of XRP. Additionally, the fixed supply of XRP, combined with the burning of XRP (permanently destroyed) as transaction fees, could create deflationary pressure over time. A small amount of XRP is burned with every transaction to prevent spam on the network. While the amount of XRP burned per transaction is minuscule, over time, the total supply of XRP will slowly decrease. This could lead to a deflationary environment where the decreasing supply drives up the price of XRP, making it less practical as a medium of exchange. Additionally, as the total supply of XRP slowly shrinks due to burning, liquidity could become an issue in the distant future, potentially making it harder for businesses and users to access sufficient XRP for their transactions.

The fixed supply of XRP could also contribute to price volatility, especially if demand fluctuates significantly. Since the supply of XRP is fixed, any significant surge in demand can result in large price spikes. Digital assets with a flexible supply, such as stablecoins, can adjust to maintain a stable value. XRP, however, could experience price swings that make it less attractive for everyday transactions or long-term financial planning. The fixed supply of XRP may also not scale well with rapidly expanding use cases. To the extent more businesses, financial institutions, and payment providers adopt XRP for cross-border transactions and other use cases, there is a risk that the fixed supply may not meet such growing demand, leading to supply shortages and further price volatility. In the case of massive adoption, the scarcity of XRP could raise its value too much, making it less appealing for day-to-day transactions or use as a liquidity bridge in cross-border payments, as businesses might prefer a more stable and widely available currency.

The continued adoption of XRP will require growth in its usage as a means of exchange and payment. Even if growth in XRP adoption continues in the near or medium-term, there is no assurance that XRP usage will continue to grow over the long-term. A contraction in the use of XRP may result in a lack of liquidity, increased volatility in and a reduction to the price of XRP.

In addition, the descriptions of “Cryptocurrency Risk” and “Cryptocurrency ETF Risk” in the “Additional Information About the Funds – Principal Investment Risks” section in the Statutory Prospectus are deleted in their entirety and replaced with the descriptions below, and descriptions of “Solana Risk” and “XRP Risk” are hereby added to the same section:

•Cryptocurrency Risk. While the Fund will not invest directly in cryptocurrencies, certain of the Fund’s investments in Cryptocurrency ETFs and in publicly traded securities of companies engaged in cryptocurrency-related businesses and activities are subject to fluctuations in the value of the cryptocurrencies in which they invest or to which they have exposure, and the value of such cryptocurrencies may be highly volatile as a result of the following factors.

Cryptocurrencies are digital assets designed to act as a medium of exchange. The value of cryptocurrencies is determined by supply and demand in the global cryptocurrency markets, which consist primarily of transactions of the respective cryptocurrencies on electronic exchanges or trading venues. Cryptocurrencies are relatively new, and their value is influenced by a wide variety of factors that are uncertain and difficult to evaluate, such as the infancy of their development, regulatory changes, a crisis of confidence, their dependence on technologies such as cryptographic protocols, their dependence on the role played by miners and developers and the potential for malicious activity (e.g., theft).

Cryptocurrency generally operates without central authority (such as a bank) and is not backed by any government. Cryptocurrency is not legal tender. Federal, state and/or foreign governments may restrict the use and exchange of cryptocurrency, and regulation in the U.S. is still developing. The market price of cryptocurrencies has been subject to extreme fluctuations. If cryptocurrency markets continue to be subject to sharp fluctuations, investors may experience losses. The market value of cryptocurrencies may be affected by momentum pricing of the market due to speculation about future price appreciation, which may lead to increased volatility. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. Furthermore, if network participants are able to gain a certain level of control over a network, they would be able to execute significant attacks, control transactions, stop payments, and fraudulently obtain such network’s cryptocurrency. Cryptocurrency exchanges and other trading venues on which cryptocurrencies trade are relatively new and, in most cases, largely unregulated and may therefore be more exposed to market manipulation, fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Investors in cryptocurrency may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Additionally, holders of cryptocurrency may not be able to access their wallets due to the loss, theft, compromise or destruction of the private keys associated with the public addresses that hold the cryptocurrency. A significant portion of a cryptocurrency may be held by a small number of holders, who would have the ability to manipulate the prices of such cryptocurrencies. The Fund’s indirect investment in and exposure to cryptocurrency remains subject to volatility experienced by the cryptocurrency exchanges and other cryptocurrency trading venues. Such volatility can adversely affect an investment in the Fund. Cryptocurrency exchanges may stop operating or permanently shut down due to fraud, technical glitches, hackers or malware, which may also affect the price of cryptocurrencies and thus the Fund’s investment in cryptocurrency-related instruments or in publicly traded securities of companies engaged in cryptocurrency-related businesses and activities.

Because cryptocurrencies have no physical existence beyond the record of transactions on their respective blockchains, a variety of technical factors related to these blockchains could also impact the price of the cryptocurrencies. For example, malicious attacks by “miners” who validate transactions, inadequate mining fees to incentivize validating of cryptocurrency transactions, and advances in quantum computing could undercut the integrity of the blockchain and negatively affect the price of cryptocurrency. The acceptance of software patches or upgrades by a significant, but not overwhelming, percentage of the users and miners in a digital asset network, such as the bitcoin or Ethereum network, could result in a “fork” in such network’s blockchain, resulting in the creation of multiple separate networks, which could compete with one another for users, miners, and developers. This could adversely affect the network and the underlying cryptocurrency’s price. A fork may be intentional, such as when the Ethereum network shifted from proof-of-work to proof-of-stake. This means that instead of being required to solve complex mathematical problems validators are required to stake ether.

Factors affecting the further development of cryptocurrency include, but are not limited to, continued worldwide growth or possible cessation or reversal in the adoption and use of cryptocurrency and other digital assets; government and quasigovernment regulation or restrictions on or regulation of access to and operation of digital asset networks; changes in consumer demographics and public preferences; maintenance and development of open-source software protocol; availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; general economic conditions and the regulatory environment relating to digital assets; negative consumer or public perception; general risks tied to the use of information technologies, including cyber risks; and political or economic crises. A hack or failure of one cryptocurrency may lead to a loss in confidence in, and thus decreased usage or and or value of, other cryptocurrencies.

Currently, there is relatively limited use of cryptocurrency in the retail and commercial marketplace, which contributes to price volatility. A lack of expansion by cryptocurrencies into retail and commercial markets, or a contraction of such use, may result in increased volatility or a reduction in the value of cryptocurrencies, either of which could adversely impact the Fund’s investment. In addition, to the extent market participants develop a preference for one cryptocurrency over another, the value of the less preferred cryptocurrency would likely be adversely affected.

•Cryptocurrency ETF Risk. The Fund may invest in or have exposure to one or more Cryptocurrency ETFs that primarily hold cryptocurrency to the extent consistent with U.S. federal securities laws and related guidance applicable to the Fund. Foreign and domestic Cryptocurrency ETFs are relatively new investment products, with the first domestic cryptocurrency ETFs having commenced trading in January 2024. As a result, the Cryptocurrency ETFs in which the Fund may invest may have limited financial and operating histories. To the extent the Fund invests directly in shares of a Cryptocurrency ETF, the Fund will hold shares representing a fractional undivided beneficial interest in the net assets of the Cryptocurrency ETF and bear its ratable share of the Cryptocurrency ETF’s expenses. As a result, Fund shareholders will indirectly pay the fees of any Cryptocurrency ETF to which the Fund has investment exposure in addition to the Fund’s total annual fund operating expenses. The Fund’s investment exposure to Cryptocurrency ETFs subjects the Fund to many of the same risks as an investment in the reference cryptocurrency itself, including those described elsewhere in this Prospectus. The value of interests in Cryptocurrency ETFs and their reference cryptocurrency is subject to a number of factors, including the capabilities and development of blockchain technologies, cryptocurrencies’ dependence on the internet, other technologies, and the role played by key service providers, users, developers and other facilitators (e.g., miners) and the potential for malicious activity at various stages in the cryptocurrency investment cycle. The Fund expects to purchase shares of any Cryptocurrency ETF in the secondary market at its market price, which may be highly volatile and may not closely correspond to either the NAV per share of the Cryptocurrency ETF or the price of the reference cryptocurrency. Shares of Cryptocurrency ETFs may trade at premiums (i.e., the market price of the shares is more than the NAV) or discounts (i.e., the market price of the shares is less than the NAV), which may be significant. The risk that share prices differ from a Cryptocurrency ETF’s NAV and/or the price of the Cryptocurrency ETF’s reference cryptocurrency is likely to increase during times of market volatility or stressed market conditions. Under such conditions, the market for shares of Cryptocurrency ETFs may become less liquid making it difficult for the Fund to either increase or decrease its investment exposure to Cryptocurrency ETFs. Extreme volatility affecting cryptocurrencies may persist for extended periods and the value of the Fund’s investment in a Cryptocurrency ETF may decline significantly without recovery. The cryptocurrency markets and by extension, Cryptocurrency ETFs and the Fund’s investments in such Cryptocurrency ETFs, also may be significantly and adversely affected by alleged and actual acts of fraud carried out by cryptocurrency market participants, the bankruptcy or other failure of key cryptocurrency service providers, and regulatory actions that negatively affect or constrain the further development of cryptocurrencies and the cryptocurrency markets. Regulatory and enforcement scrutiny of cryptocurrency market participants and the cryptocurrency markets more generally by, among others, the Department of Justice, the SEC, the Commodity Futures Trading Commission (the “CFTC”), the White House and Congress, as well as state regulators and authorities has continued to increase. The shares of

Cryptocurrency ETFs in which the Fund may invest or to which the Fund may have investment exposure are generally not registered under the 1940 Act, and therefore, do not afford the Fund the investor protections typical of investments in U.S. registered funds.

Certain of the Cryptocurrency ETFs in which the Fund invests may engage in staking. Staking refers to the process where the holder of a particular cryptocurrency will agree to lock up the cryptocurrency for it to be used in the relevant network’s proof-of-stake validation process. In return, the holder will receive staking rewards in the form of the cryptocurrency, which represent portions of the cryptocurrency network’s transaction fees. Staking is only available to cryptocurrencies that utilize the proof-of-stake validation process.

When a Cryptocurrency ETF stakes its underlying cryptocurrency, the cryptocurrency is subject to the risks attendant to staking generally, such as illiquidity, reliance on third-party service providers, slashing, missed rewards, and validator problems and errors. Staking requires that the Cryptocurrency ETF lock up the staked cryptocurrency and become subject to an unbonding period to unstake the cryptocurrency, meaning that the Cryptocurrency ETF cannot sell or transfer the staked cryptocurrency during the time that it is staked and during which it is being unbonded. The unbonding period may be longer than anticipated based on network activity. In addition, during the unbonding period, the Cryptocurrency ETF is subject to the market price volatility of the cryptocurrency, and it may miss opportunities to sell the staked cryptocurrency during opportune times. Staking a cryptocurrency may involve the risk of slashing and concentration risk. Slashing is a penalty imposed on network validators for actions that threaten the blockchain’s integrity. For example, slashing can result from isolated validator mistakes, malicious activity, coordinated attacks, software bugs, or provider failures. Slashing serves as an enforcement mechanism to ensure network resilience, but correlated slashing events can be catastrophic. Penalties can scale aggressively, potentially leading to a significant loss of staked principal. Concentration risks associated with staking include staking activities occurring through a concentrated group of software providers and cloud infrastructure providers. There are a limited number of staking software providers, and over-allocating to validators using the same software increases the risk of a single issue impacting a large amount of staked assets. Similarly, complications in specific cloud regions (i.e., a particular geographical area where a cloud provider’s data centers are located) can create outages that impact validators. Such complications may include, but are not limited to, compliance and regulatory issues, security breaches such as ransomware threats and attacks, data breaches, and malicious actors, and cloud network and infrastructure performance issues (e.g., network latency and service outages). Staked cryptocurrencies are also subject to security breaches, network downtime or attacks, smart contract vulnerabilities, and validator or custodian failure or compromise, which can result in a complete loss of the staked cryptocurrency or a loss of any rewards. The loss of the staked cryptocurrency (either in whole or partially) during the staking period will have an adverse effect on the Cryptocurrency ETF, and in turn, the Fund.

•Solana Risk. Similar to bitcoin and ether, SOL and its supporting Solana Network are relatively new innovations. The Solana Network and SOL publicly launched in 2020. SOL has increased in popularity and market value since its inception, however it is not as established or widely accepted as bitcoin or ether. Like other cryptocurrencies, SOL is subject to rapid price swings, uncertainty related to demand, and a largely unregulated but rapidly evolving ecosystem. SOL is also subject to the risks of access loss as it is dependent on the use of private keys and theft. While the Fund will seek to invest in Cryptocurrency ETFs that have adopted security procedures intended to protect its assets, there can be no assurance that those procedures will be successful in preventing such loss, theft or restriction on access. Security breaches, cyber-attacks, computer malware and computer hacking attacks have also been a prevalent concern for digital asset trading platforms on which SOL trades. The further development and acceptance of Solana is subject to a variety of factors that are difficult to evaluate, and the delayed development or a cessation of the development of the Solana Network and SOL may adversely affect the value of the Fund’s investments and its performance. A contraction in the use of SOL or its blockchain may result in increased volatility or a reduction in the price of SOL which could have a material adverse effect on the value of a Cryptocurrency ETF held by the Fund.

In addition to utilizing the proof-of-stake mechanism, the Solana Network is unique in that it also uses proof-of-history (“PoH”), which is a new timekeeping blockchain technology created to address scalability limitations associated with certain other cryptocurrency networks. PoH is not widely used, and as such may be more susceptible to undiscovered flaws than more broadly adopted technologies. In the future, there may be network-scale attacks against the Solana Network protocol, which could result in a loss of some or all of the SOL held by a Cryptocurrency ETF in which the Fund may invest. At its current early stage of development and adoption, the Solana Network may be particularly susceptible to such network-scale attacks. On September 14, 2021, the Solana Network was offline for an extended period of time due to what was later attributed to a type of denial of service attack. Any similar attacks could have a material adverse effect on the value of SOL held by a Cryptocurrency ETF in which the Fund invests.

As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation, and investors, including the Fund, may be more exposed to the risk of theft, fraud, and market manipulation than when investing in more traditional asset classes. Legal or regulatory changes also may negatively affect the operation of the Solana Network and/or restrict the use and trading of SOL. The realization of any of these risks could result in a decline in the acceptance of SOL and, consequently, a reduction in the value of the Fund’s indirect investments in SOL and the value of the Fund.

•XRP Risk. XRP is a cryptocurrency and, like other cryptocurrencies, operates without central authority or banks and is not backed by any government. XRP can be highly volatile compared to investments in traditional securities and the markets for XRP and XRP-related investments may become illiquid. XRP is a relatively new technological innovation with a limited operating history. There is a limited established performance record for the price of XRP and, in turn, a limited basis for evaluating an investment in XRP.

Unlike other digital assets such as bitcoin or ether, XRP is not and was not mined gradually over time. Instead, all 100 billion XRP tokens were created at the time of the XRP Ledger’s launch in 2012. This means that every XRP token that exists today, or will ever exist, was generated from the outset of the XRP Ledger. As a result, there is no ability for the supply of XRP to be adjusted in response to economic conditions. For instance, there is no ability for the supply of XRP to be increased to meet rising demand, which could lead to price volatility. In addition, unlike blockchains that utilize “proof-of-work” or “proof-of-stake” where miners or stakers are rewarded with newly minted coins or tokens, XRP validators are not incentivized by block rewards since there is no new issuance of XRP. Additionally, the fixed supply of XRP, combined with the burning of XRP (permanently destroyed) as transaction fees, could create deflationary pressure over time. A small amount of XRP is burned with every transaction to prevent spam on the network. While the amount of XRP burned per transaction is minuscule, over time, the total supply of XRP will slowly decrease. This could lead to a deflationary environment where the decreasing supply drives up the price of XRP, making it less practical as a medium of exchange. Additionally, as the total supply of XRP slowly shrinks due to burning, liquidity could become an issue in the distant future, potentially making it harder for businesses and users to access sufficient XRP for their transactions.

The fixed supply of XRP could also contribute to price volatility, especially if demand fluctuates significantly. Since the supply of XRP is fixed, any significant surge in demand can result in large price spikes. For example, during periods of high market activity or speculation, the price of XRP could rapidly increase due to the inability to expand supply to match demand. This volatility could make XRP less predictable for businesses that rely on it for payments. Digital assets with a flexible supply, such as stablecoins, can adjust to maintain a stable value. XRP, however, could experience price swings that make it less attractive for everyday transactions or long-term financial planning.

The fixed supply of XRP may also not scale well with rapidly expanding use cases. To the extent more businesses, financial institutions, and payment providers adopt XRP for cross-border transactions and other use cases, there is a risk that the fixed supply may not meet such growing demand, leading to supply shortages and further price volatility. In the case of massive adoption, the scarcity of XRP could raise its value too much, making it less appealing for day-to-day transactions or use as a liquidity bridge in cross-border payments, as businesses might prefer a more stable and widely available currency.

Ripple Labs holds a large portion of the XRP supply, which has led to concerns about centralization. Despite escrow mechanisms that gradually release XRP into the market, Ripple Labs still retains control over a significant portion of XRP, which can impact market dynamics if large amounts are sold. The concentration of XRP in the hands of Ripple Labs and early stakeholders could affect the market’s confidence in XRP as a decentralized asset.

The continued adoption of XRP will require growth in its usage as a means of exchange and payment. Even if growth in XRP adoption continues in the near or medium-term, there is no assurance that XRP usage will continue to grow over the long-term. A contraction in the use of XRP may result in a lack of liquidity, increased volatility in and a reduction to the price of XRP.

Please retain this Supplement with your Prospectuses for future reference.

Roundhill Ball Metaverse ETF
(the “Fund”)

Supplement dated September 19, 2025
to the
Statement of Additional Information (“SAI”) dated April 30, 2025, as supplemented

This Supplement supersedes and replaces the Supplement dated June 20, 2025

Effective upon market close on September 19, 2025 (the “Effective Date”), the first paragraph of the “Description of Permitted Investments – Cryptocurrency ETFs” section of the SAI is deleted in its entirety and replaced with the disclosure below in connection with anticipated adjustments to the composition of the Fund’s Index, the Ball Metaverse Index, the performance, before fees and expenses, of which the Fund seeks to track.

The Fund may invest, directly or indirectly, in shares of ETFs that primarily hold bitcoin, ether, XRP, tokens related to the Solana Network (“SOL”), or any other cryptocurrency eligible to be held by U.S. registered investment companies, and that seek to generate income and capital appreciation through staking the underlying cryptocurrency (collectively, “Cryptocurrency ETFs”). Cryptocurrency ETFs are relatively new products and, therefore, have limited financial and operating histories. To the extent the Fund invests in Cryptocurrency ETFs, such investment exposure subjects the Fund to many of the same risks as an investment in the reference cryptocurrency, including those described elsewhere in the Prospectus and this SAI. As a shareholder in a Cryptocurrency ETF, the Fund will hold, either directly or indirectly, shares representing a fractional undivided beneficial interest in the net assets of the Cryptocurrency ETF. The Fund expects to purchase shares of Cryptocurrency ETFs in the secondary market at their market prices, which may be highly volatile and may not closely correspond to either the NAV per share of the Cryptocurrency ETF or the price of the reference cryptocurrency. Shares of Cryptocurrency ETFs may trade at premiums (i.e., the market price of the shares is more than the NAV) or discounts (i.e., the market price of the shares is less than the NAV), which may be significant. The risk that share prices differ from the Cryptocurrency ETF’s NAV and/or the price of the reference cryptocurrency is likely to increase during times of market volatility or stressed market conditions. Under such conditions, the market for shares of Cryptocurrency ETFs may become less liquid making it difficult for the Fund to either increase or decrease its investment exposure to Cryptocurrency ETFs.

In addition, the disclosure below is added to the end of the “Cryptocurrency ETFs” discussion in the “Description of Permitted Investments” section of the SAI.

Solana and the Solana Network

Solana (or SOL) is a digital asset (also referred to as a “cryptocurrency”) that is created and transmitted through the operations of the peer-to-peer Solana Network, a decentralized network of computers that operates on cryptographic protocols. No single entity owns or operates the Solana Network, the infrastructure of which is collectively maintained by a decentralized user base. The Solana Network allows people to exchange tokens of value, called SOL, which are recorded on a public transaction ledger known as a blockchain. SOL can be used to pay for goods and services, including computational power on the Solana Network, or it can be converted to fiat currencies, such as the U.S. dollar, at rates determined on digital asset exchanges or in individual end-user-to-end-user transactions under a barter system. The Solana Network was designed to allow users to write and implement smart contracts, which are general-purpose codes that execute on every computer in the network and can instruct the transmission of information and value based on a sophisticated set of logical conditions. Using smart contracts, users can create markets, store registries of debts or promises, represent the ownership of property, move funds in accordance with conditional instructions and create digital assets other than SOL on the Solana Network. Smart contract operations are executed on the Solana blockchain in exchange for payment of SOL. Like the Ethereum network, the Solana Network is one of a number of projects intended to expand blockchain use beyond just a peer-to-peer money system.

The Solana protocol introduced the proof-of-history (“PoH”) timestamping mechanism. PoH automatically orders on-chain transactions by creating a historical record that proves an event has occurred at a specific moment in time. PoH is intended to provide a transaction processing speed and capacity advantage over other blockchain networks like Bitcoin and Ethereum, which rely on sequential production of blocks and can lead to delays caused by validator confirmations.

In addition to the PoH mechanism, the Solana Network uses a proof-of-stake consensus mechanism to incentivize SOL holders to validate transactions. Unlike proof-of-work, in which miners expend computational resources to compete to validate transactions and are rewarded coins in proportion to the amount of computational resources expended, in proof-of-stake, validators risk or “stake” coins to compete to be randomly selected to validate transactions and are rewarded coins in proportion to the amount of coins staked. The Cryptocurrency ETF in which the Fund may invest that holds SOL will stake a portion of its SOL tokens in order to earn rewards of additional SOL tokens. Any malicious activity, such as disagreeing with the eventual consensus or otherwise violating protocol rules, results in the forfeiture or “slashing” of a portion of the staked coins. Proof-of-stake is viewed as more energy efficient and scalable than proof-of-work and is sometimes referred to as “virtual mining.”

The Solana protocol was first conceived by Anatoly Yakovenko in a 2017 whitepaper. Development of the Solana Network is overseen by the Solana Foundation, a Swiss non-profit organization, and Solana Labs, Inc., a Delaware corporation, which administered the original network launch and token distribution. Although Solana Labs, Inc. and the Solana Foundation continue to exert significant influence over the direction of the development of Solana, the Solana Network is decentralized and does not require governmental authorities or financial institution intermediaries to create, transmit, or determine the value of Solana.

XRP and the XRP Ledger

XRP is a digital asset that is created and transmitted through the operations of the XRP Ledger, a distributed ledger upon which XRP transactions are processed and settled. XRP can be used to pay for goods and services or it can be converted to fiat currencies, such as the U.S. dollar. The XRP Ledger is based on a shared public ledger, the XRP Ledger, similar to the Bitcoin network. However, the XRP Ledger differentiates itself from other digital asset networks in that its stated primary function is transactional utility, not store of value. The XRP Ledger is designed to be a global real-time payment and settlement system. As a result, the XRP Ledger and XRP aim to improve the speed at which parties on the network may transfer value while also reducing the fees and delays associated with the traditional methods of interbank payments.

No single entity controls the XRP Ledger. Instead, a network of independent nodes validates transactions pursuant to the Ripple Protocol Consensus Algorithm. It is this mechanism, as opposed to the proof-of-work mechanism utilized by the Bitcoin blockchain, that allows the XRP Ledger to be fast, energy-efficient and scalable, and therefore suitable for its most prominent use case, the facilitation of cross-border financial transactions. Unlike proof-of-work systems, which require massive computational power to secure the network, the Ripple Protocol Consensus Algorithm utilized by the XRP Ledger is extremely lightweight in terms of energy usage, as it relies on trusted validators rather than mining. The XRP Ledger can handle up to 1,500 transactions per second, far more than the Bitcoin or Ethereum blockchain. This makes the XRP Ledger suitable for high-volume use cases, such as cross-border payments. Lastly, because validators do not need to spend resources on mining, transaction fees are extremely low (typically a fraction of a cent per transaction).

Transactions are validated on the XRP Ledger by a network of independent validator nodes. These nodes do not mine new blocks but participate in a consensus process to ensure that transactions are valid and correctly ordered on the XRP Ledger. Any node can be a validator, but for practical purposes, the XRP Ledger depends on a list of trusted validators known as the Unique Node List or “UNL.” Validators are entities (which can be individuals, institutions, or other organizations) that run nodes to participate in the consensus process. These validators ensure the integrity and accuracy of the ledger. Each node in the network maintains a Unique Node List — a list of other validators that the node trusts to reliably validate transactions. The XRP Ledger’s architecture means that different nodes may maintain different UNLs, but there needs to be some overlap in the UNLs for the consensus mechanism to work effectively. Similar to the Bitcoin network, anyone can join and start using the XRP Ledger; however, unlike the Bitcoin network, which operates on a fully permissionless blockchain, the XRP Ledger is maintained by a network of trusted nodes that accept or reject transactions on the XRP Ledger.

Each XRP Ledger address, or wallet, is associated with a unique “public key” and “private key” pair. To receive XRP, the XRP recipient must provide its public key to the party initiating the transfer. This activity is analogous to a recipient for a transaction in U.S. dollars providing a routing address in wire instructions to the payor so that cash may be wired to the recipient’s account. The payor approves the transfer to the address provided by the recipient by “signing” a transaction that consists of the recipient’s public key with the private key of the address from where the payor is transferring the XRP. The recipient, however, does not make public or provide to the sender its related private key.

XRP Markets and Exchanges. XRP can be transferred in direct peer-to-peer transactions through the direct sending of XRP over the XRP Ledger from one XRP address to another. While XRP was originally intended to be used primarily as a means to conduct cross-border payments, XRP can also be used to pay other users of the XRP Ledger for goods and services under what resembles a barter system. Consumers can also pay merchants and other commercial businesses for goods or services through direct peer-to-peer transactions on the XRP Ledger or through third-party service providers.

In addition to using XRP to engage in cross-border transactions or payment for goods and services, investors may purchase and sell XRP to speculate as to the price of XRP in the XRP market, or as a long-term investment to diversify their portfolio. The price of XRP within the market is determined, in part, by the supply of and demand for XRP in the global XRP market, market expectations for the adoption of XRP as a store of value or as a viable cross-border payments facilitator, the number of merchants that accept XRP as a form of payment, the regulatory challenges faced by Ripple Labs and XRP, and the volume of peer-to-peer transactions, among other factors.

Limits on XRP Supply. Unlike other digital assets such as bitcoin or ether, XRP was not mined gradually over time. Instead, all 100 billion XRP tokens were created at the time of the XRP Ledger’s launch in 2012. This means that every XRP token that exists today was generated from the outset, without the need for a mining process. Of the 100 billion XRP generated by the XRP Ledger’s code, the founders of Ripple Labs retained 20 billion XRP and the rest, nearly 80 billion XRP, was provided to Ripple Labs.

In 2017, to address concerns about the large portion of XRP held by Ripple Labs, the company introduced an escrow mechanism to lock up a significant portion of its XRP holdings. Under this mechanism, Ripple Labs placed 55 billion XRP (55% of the total supply) into a series of time-locked escrow accounts. The escrow releases 1 billion XRP per month over 55 months. This process adds a level of predictability and transparency about how much XRP can enter the market each month. If Ripple Labs does not use all of the 1 billion XRP released in a given month, the remaining amount is placed back into escrow for future release. The purpose of this escrow system is to reassure the market that Ripple Labs will not release too much XRP at once, which could potentially disrupt XRP’s price or market dynamics.

XRP Risk. Investments linked to XRP can be highly volatile compared to investments in traditional securities and the Fund may, through its investments in Cryptocurrency ETFs that hold XRP, experience sudden and large losses. The markets for XRP and XRP-related investments may become illiquid. These markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events, wars, acts of terrorism, natural disasters (including disease, epidemics and pandemics) and changes in interest rates or inflation rates. A number of factors affect the price and market for XRP:

•New Technology: XRP is a relatively new technological innovation with a limited operating history. XRP has a relatively limited history of existence and operations. There is a limited established performance record for the price of XRP and, in turn, a limited basis for evaluating an investment in XRP.

•Supply and demand of XRP: Unlike other digital assets such as bitcoin or ether, XRP is not and was not mined gradually over time. Instead, all 100 billion XRP tokens were created at the time of the XRP Ledger’s launch in 2012. This means that every XRP token that exists today, or will ever exist, was generated from the outset of the XRP Ledger. As a result, there is no ability for the supply of XRP to be adjusted in response to economic conditions. For instance, there is no ability for the supply of XRP to be increased to meet rising demand, which could lead to price volatility. In addition, unlike blockchains that utilize “proof-of-work” or “proof-of-stake” where miners or stakers are rewarded with newly minted coins or tokens, XRP validators are not incentivized by block rewards since there is no new issuance of XRP.

Additionally, the fixed supply of XRP, combined with the burning of XRP (permanently destroyed) as transaction fees, could create deflationary pressure over time. A small amount of XRP is burned with every transaction to prevent spam on the network. While the amount of XRP burned per transaction is minuscule, over time, the total supply of XRP will slowly decrease. This could lead to a deflationary environment where the decreasing supply drives up the price of XRP, making it less practical as a medium of exchange. Additionally, as the total supply of XRP slowly shrinks due to burning, liquidity could become an issue in the distant future, potentially making it harder for businesses and users to access sufficient XRP for their transactions.

The fixed supply of XRP could also contribute to price volatility, especially if demand fluctuates significantly. Since the supply of XRP is fixed, any significant surge in demand can result in large price spikes. For example, during periods of high market activity or speculation, the price of XRP could rapidly increase due to the inability to expand supply to match demand. This volatility could make XRP less predictable for businesses that rely on it for payments. Digital assets with a flexible supply, such as stablecoins, can adjust to maintain a stable value. XRP, however, could experience price swings that make it less attractive for everyday transactions or long-term financial planning.

The fixed supply of XRP may also not scale well with rapidly expanding use cases. As more businesses, financial institutions, and payment providers adopt XRP for cross-border transactions and other use cases, there is a risk that the fixed supply may not meet the growing demand, leading to supply shortages and further price volatility. In the case of massive adoption, the scarcity of XRP could raise its value too much, making it less appealing for day-to-day transactions or use as a liquidity bridge in cross-border payments, as businesses might prefer a more stable and widely available currency.

Ripple Labs holds a large portion of the XRP supply, which has led to concerns about centralization. Despite escrow mechanisms that gradually release XRP into the market, Ripple Labs still retains control over a significant portion of XRP, which can impact market dynamics if large amounts are sold. The concentration of XRP in the hands of Ripple Labs and early stakeholders could affect the market’s confidence in XRP as a decentralized asset.

•Adoption and use of XRP: The continued adoption of XRP will require growth in its usage as a means of exchange and payment. Even if growth in XRP adoption continues in the near or medium-term, there is no assurance that XRP usage will continue to grow over the long-term. A contraction in the use of XRP may result in a lack of liquidity, increased volatility in and a reduction to the price of XRP.

•The regulatory environment relating to XRP: Depending on its characteristics, a digital asset, including XRP, may be considered a “security” under U.S. federal securities laws. The test for determining whether a particular digital asset is a “security” is complex and difficult to apply, and the outcome is difficult to predict. Any enforcement action by the SEC or a state securities regulator asserting that XRP is a security, or a court decision to that effect, would be expected to have an immediate material adverse impact on the trading price of XRP. This is because the business models behind most digital assets are incompatible with regulations applying to transactions in securities. If a digital asset is determined to be a security, it is likely to become difficult or impossible for the digital asset to be traded, cleared or custodied in the United States through the same channels used by non-security digital assets, which in addition to materially and adversely affecting the trading value of the digital asset is likely to significantly impact its liquidity and market participants’ ability to convert the digital asset into U.S. dollars. Any assertion that a digital asset is a security by the SEC or another regulatory authority may have similar effects.

In December 2020, the SEC filed a complaint against Ripple Labs (the “Ripple Complaint”) and two of its executives (the “Ripple Defendants”), in the United States District Court for the Southern District of New York (the “S.D.N.Y.”) alleging that the Ripple Defendants had conducted unregistered securities offerings by selling XRP in contravention of Section 5 of the Securities Act. Under Section 5 of the Securities Act, it is unlawful for any person, directly or indirectly to offer to sell, offer to buy or purchase or sell a “security” unless a registration statement is in effect or has been filed with the SEC as to the offer and sale of such security to the public. The Ripple Defendants did not dispute that they had offered to sell and sold XRP through interstate commerce and that they had not filed a registration statement with the SEC for any offer or sale of XRP. Accordingly, the question before the S.D.N.Y. was whether the Ripple Defendants offered to sell or sold XRP as a security.

In the years prior to the filing of the Ripple Complaint, XRP’s market capitalization at times reached over $140 billion. However, in the weeks following the Ripple Complaint, XRP’s market capitalization fell to less than $10 billion, which was less than half of its market capitalization in the days prior to the complaint.

On July 13, 2023, the S.D.N.Y. issued several key rulings in the case. Most notably, the court did not find that XRP was inherently a security. The court distinguished between the XRP token itself and the manner in which it was sold. This finding was contrary to the SEC’s argument, which was that XRP, by its nature, was a security under the definition provided by the Securities Act, notwithstanding the manner in which it was sold. The court found that the direct sale of XRP by the Ripple Defendants to certain sophisticated individuals and entities pursuant to written contracts did constitute the unregistered offer and sale of securities in violation of Section 5 of the Securities Act. However, the court also found that the programmatic sale of XRP by the Ripple Defendants over digital asset trading platforms in the secondary market did not constitute an unregistered sale of securities. Similarly, the court found that the XRP that Ripple Defendants granted to Ripple Labs employees as compensation or to third-party companies to incentivize the development of new applications for XRP and the XRP Ledger also did not constitute an unregistered sale of securities.

The S.D.N.Y. entered a final judgment in the case on August 7, 2024. On October 2, 2024, the SEC filed an appeal to the United States Court of Appeals for the Second Circuit, and on October 10, 2024, Ripple filed a cross-appeal. Any further SEC or state enforcement action asserting that XRP is a security, or a court ruling to that effect, would likely have an immediate and severe negative impact on XRP’s trading price and the value of the Fund’s shares.

Please retain this Supplement with your SAI for future reference.
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